                          INFOSYS TECHNOLOGIES LIMITED
             Report for the second quarter ended September 30, 2001


                                 [INFOSYS(R) LOGO]

At a glance - Indian GAAP

                                                                                              Rs. in crores, except per share data
                                                            Quarter ended                      Half-year ended          Year ended
                                                            September 30,                       September 30,            March 31,
                                                       2001               2000             2001               2000          2001
                                                       ----               ----             ----               ----          ----
For the period
Total revenue                                          650.13            446.10          1,262.65            801.63       1,900.57
Export revenue                                         638.27            441.26          1,234.57            792.32       1,874.03
Operating profit (PBIDT)                               258.92            176.42            499.43            314.06         764.84
Profit after tax (PAT) from
  ordinary activities                                  201.56            154.01            391.59            275.32         623.32
PBIDT as a percentage of total revenue                  39.83%            39.55%            39.55%            39.18%         40.24%
PAT from ordinary activities as a
percentage of total revenue                             31.00%            34.52%            31.01%            34.34%         32.80%
Earnings per share from ordinary activities*
  (par value of Rs. 5 each, fully paid)
  Basic                                                 30.47             23.28             59.19             41.62          94.23
  Diluted                                               30.39             22.99             59.05             41.13          93.93
Dividend per share                                         NA                NA              7.50              2.50          10.00
Dividend amount**                                          NA                NA             49.62             16.54          66.16
Capital investment                                     129.77            114.01            231.51            199.85         463.35
At the end of the period
Total Assets                                                                             1,742.49          1,094.04       1,389.64
Fixed assets - net                                                                         713.66            365.19         557.66
Cash and cash equivalents                                                                  714.84            535.90         577.74
Working capital                                                                            965.74            683.12         797.86
Total debt                                                                                     --                --             --
Net worth                                                                                1,742.49          1,094.04       1,389.64
Equity                                                                                      33.08             33.08          33.08
Market capitalization                                                                   15,878.57         48,695.68      26,926.35

Note:
Market capitalization is calculated by considering the price at the National Stock Exchange on the shares outstanding at the period / year end.

* EPS figures have been calculated for the period and have not been annualized.

** Excluding dividend tax.


[TOTAL REVENUE BAR GRAPH]

                                          Total
                                         Revenue
                                     (in Rs. Crores)
Year ended March 31, 2001                  1,900.57
Quarter ended September 30, 2000             446.10
Quarter ended September 30, 2001             650.13


[EXPORT BAR GRAPH]

                                          Export
                                     (in Rs. Crores)
Year ended March 31, 2001                  1,874.03
Quarter ended September 30, 2000             441.26
Quarter ended September 30, 2001             638.27


[NET PROFIT FROM ORDINARY ACTIVITIES BAR GRAPH]

                                        Net Profit
                                      from Ordinary
                                       Activities
                                     (in Rs. Crores)
Year ended March 31, 2001                    623.32
Quarter ended September 30, 2000             154.01
Quarter ended September 30, 2001             201.56

Letter to the shareholders

Dear shareholders,

We are delighted to report on yet another comfortable quarter. Under Indian GAAP, revenues grew by 46% over Q2 FY2001 while net profits from ordinary activities witnessed an increase of 31%. In fact, we earned a record post-tax profit of Rs. 201.56 crore, the highest in any quarter. Net employee addition for the quarter stood at 607. The number of lateral entrants was 92. We declared an interim dividend of Rs. 7.50 per share (150% on an equity share of par value of Rs. 5 each) as compared to Rs. 2.50 (50% on an equity share of par value of Rs. 5 each) for the corresponding period in the previous year.

The market continues to be challenging and pricing pressures continue to exist. At this point in time, we reiterate our forecast of 30% annual revenue growth for the year ending March 31, 2002. Consequently, we anticipate total income for the quarter ending December 31, 2001 to be in the range of Rs. 640 crore to Rs. 656 crore. There may be a business impact due to the extraordinary situation arising out of the escalating tensions in Afghanistan. In such an event, we will, as always, proactively inform our investors and other stakeholders.

For the first two quarters of fiscal 2002, Infosys met its growth estimates. We have strong systems and processes that enable us to have better predictability in our business. Infosys continues to have strong relationships with Global 2000 companies. Our large customer base helps maintain revenue productivity within an acceptable band.

We added 28 new clients this quarter. Significant wins included UFJ Holdings Inc., a holding company for The Sanwa Bank, The Tokai Bank, and The Toyo Trust and Banking Company; Bank Muscat, one of the largest banks in Oman; DGZ DekaBank, the largest investment bank in Germany; ING Group, a Global 1000 financial institution active in the fields of banking, insurance and asset management; Royal Bank of Canada Financial Group, the largest and oldest financial institution in Canada; Lear Corporation and Visteon, two of the largest automotive suppliers in the world; Pier 1 Imports, one of the leading retailer of gifts and home furnishings located in the US; and Dentsu MarchFirst, the IT subsidiary of Dentsu Inc., a leading advertising company in Japan. Infosys also won its first consulting engagement in the government sector with an assignment for the UK Government's National Health Service, the world's largest Health Maintenance Organization.

We extend our heartfelt sympathies to the people affected by the recent events in the US. Within hours after the incident, Infosys had setup a 24-hour help desk for its affected employees and their relatives. We also provided office space at our development centers in the US to our affected clients. Further, Infosys has contributed towards the relief efforts in the US.

As in the past, Infoscions continue to work hard. On your behalf, we thank our fellow Infoscions for contributing to yet another successful quarter through their unstinting commitment and dedication.




                                  /s/ Nandan M. Nilekani     /s/ N. R. Narayana Murthy
                                      Nandan M. Nilekani         N. R. Narayana Murthy
Bangalore               Managing Director, President and                  Chairman and
October 10, 2001                 Chief Operating Officer       Chief Executive Officer

Auditors' report to the members of Infosys Technologies Limited

We have audited the attached Balance Sheet of Infosys Technologies Limited (the Company) as at September 30, 2001 and the Profit and Loss Accounts of the Company for the quarter and half-year ended on that date, annexed thereto, and report that:

1 As required by the Manufacturing and Other Companies (Auditor's Report) Order, 1988, issued by the Company Law Board in terms of Section 227 (4A) of the Companies Act, 1956, we enclose in the Annexure a statement on the matters specified in paragraphs 4 and 5 of the said Order.

2    Further to our comments in the Annexure referred to in paragraph 1 above:

     (a) we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

     (b) in our opinion, proper books of account as required by law have been kept by the Company so far as appears from our examination of these books;

     (c) the Balance Sheet and Profit and Loss Accounts dealt with by this report are in agreement with the books of account;

     (d) in our opinion, the Balance Sheet and Profit and Loss Accounts dealt with by this report are prepared in compliance with the accounting standards referred to in Section 211 (3C) of the Companies Act, 1956, to the extent applicable;

     (e) in our opinion, and to the best of our information and according to the explanations given to us, the said accounts give the information required by the Companies Act, 1956, in the manner so required and give a true and fair view:

          (i) in the case of the Balance Sheet, of the state of affairs of the Company as at September 30, 2001; and

          (ii) in the case of the Profit and Loss Accounts, of the profit for the quarter and half-year ended on that date.


                                                         for Bharat S Raut & Co.
                                                           Chartered Accountants

                                                             S. Balasubrahmanyam
                                                                         Partner


Bangalore
October 10, 2001

BALANCE SHEET AS AT

                                                                                              in Rs.
                                        September 30, 2001     September 30, 2000     March 31, 2001
                                        ------------------     ------------------     --------------
SOURCES OF FUNDS
SHAREHOLDERS' FUNDS
Share capital                                 33,08,05,085           33,07,58,335       33,07,92,085
Reserves and surplus                        1709,40,91,349         1060,95,95,077     1356,55,99,903
                                            --------------         --------------     --------------
                                            1742,48,96,434         1094,03,53,412     1389,63,91,988
                                            ==============         ==============     ==============

APPLICATION OF FUNDS

FIXED ASSETS
Original cost                                788,09,31,352          435,74,18,072      631,14,44,025
Less: Depreciation                           310,63,23,862          175,13,71,312      244,13,15,982
                                            --------------         --------------     --------------
Net book value                               477,46,07,490          260,60,46,760      387,01,28,043
Add: Capital work-in-progress                236,20,20,439          104,58,25,080      170,65,04,250
                                            --------------         --------------     --------------
                                             713,66,27,929          365,18,71,840      557,66,32,293

INVESTMENTS                                   44,44,22,821           45,73,06,737       34,11,54,821

DEFERRED TAX ASSETS                           18,64,00,000                     --                 --

CURRENT ASSETS, LOANS AND ADVANCES
Sundry debtors                               343,59,65,205          243,05,68,746      302,37,02,417
Cash and bank balances                       427,68,50,720          424,28,92,315      385,06,10,285
Loans and advances                           623,26,38,007          288,54,93,594      430,27,93,623
                                            --------------         --------------     --------------
                                            1394,54,53,932          955,89,54,655     1117,71,06,325
Less: Current liabilities                    179,75,16,918          150,82,14,077      134,91,81,176
      Provisions                             249,04,91,330          121,95,65,743      184,93,20,275
                                            --------------         --------------     --------------
NET CURRENT ASSETS                           965,74,45,684          683,11,74,835      797,86,04,874
                                            --------------         --------------     --------------
                                            1742,48,96,434         1094,03,53,412     1389,63,91,988
                                            ==============         ==============     ==============

SIGNIFICANT EXTRACTS FROM THE
ACCOUNTING POLICIES AND NOTES ON ACCOUNTS   1

The schedules referred to above and the notes thereon form an integral part of the Balance Sheet

This is the Balance Sheet referred to in our report of even date for Bharat S Raut & Co.
Chartered Accountants

S. Balasubrahmanyam   N. R. Narayana Murthy   Nandan M. Nilekani    Deepak M. Satwalekar  Jitendra Vir Singh         Omkar Goswami
Partner               Chairman                Managing Director,    Director              Director                   Director
                      and Chief               President
                      Executive Officer       and Chief Operating
                                              Officer

                      Larry Pressler          Rama Bijapurkar       S. Gopalakrishnan     K. Dinesh                  S. D. Shibulal
                      Director                Director              Deputy Managing       Director                   Director
                                                                    Director

                      T. V. Mohandas Pai      Phaneesh Murthy       Srinath Batni         V. Balakrishnan
Bangalore             Director and            Director              Director              Company Secretary and
October 10, 2001      Chief Financial                                                     Vice President - Finance
                      Officer

PROFIT AND LOSS ACCOUNT FOR THE

                                                                                                                              in Rs.
                                                         Quarter ended                    Half - year ended            Year ended
                                                         September 30,                       September 30,              March 31,
                                                     2001             2000              2001             2000             2001
                                                     ----             ----              ----             ----             ----
INCOME
Software development services and products
   Overseas                                      638,27,29,997    441,25,85,913    1234,57,51,485    792,31,64,336    1874,02,66,421
   Domestic                                       11,85,97,038      4,83,71,864      28,07,62,899      9,30,93,590      26,53,92,386
                                                --------------   --------------   ---------------   --------------   ---------------
                                                 650,13,27,035    446,09,57,777    1262,65,14,384    801,62,57,926    1900,56,58,807
SOFTWARE DEVELOPMENT EXPENSES                    306,95,18,213    204,57,40,979     592,51,32,335    375,42,12,108     870,83,23,900
                                                --------------   --------------   ---------------   --------------   ---------------
GROSS PROFIT                                     343,18,08,822    241,52,16,798     670,13,82,049    426,20,45,818    1029,73,34,907
  SELLING AND MARKETING EXPENSES                  33,45,88,426     22,54,30,744      61,10,91,966     40,54,06,512      92,06,78,511
  GENERAL AND ADMINISTRATION EXPENSES             50,80,53,479     42,55,83,545     109,59,88,820     71,60,53,863     172,82,35,210
                                                --------------   --------------   ---------------   --------------   ---------------
                                                  84,26,41,905     65,10,14,289     170,70,80,786    112,14,60,375     264,89,13,721
OPERATING PROFIT (PBIDT)                         258,91,66,917    176,42,02,509     499,43,01,263    314,05,85,443     764,84,21,186
Interest                                                    --               --                --               --                --
Depreciation                                      39,01,37,925     24,23,67,547      74,49,41,417     41,97,39,264     112,89,45,152
OPERATING PROFIT AFTER
DEPRECIATION AND INTEREST                        219,90,28,992    152,18,34,962     424,93,59,846    272,08,46,179     651,94,76,034
Other income                                      14,65,84,009     19,57,87,617      28,15,23,614     34,68,95,149      59,37,14,915
Provision for investment                                    --               --                --               --      15,28,98,608
                                                --------------   --------------   ---------------   --------------   ---------------
PROFIT BEFORE TAX AND EXTRAORDINARY ITEM         234,56,13,001    171,76,22,579     453,08,83,460    306,77,41,328     696,02,92,341
Provision for taxation                            33,00,00,000     17,75,00,000      61,50,00,000     31,46,00,000      72,71,00,000
                                                --------------   --------------   ---------------   --------------   ---------------
PROFIT AFTER TAX BEFORE EXTRAORDINARY ITEM       201,56,13,001    154,01,22,579     391,58,83,460    275,31,41,328     623,31,92,341
Extraordinary item
  Transfer of intellectual property
  rights (net of tax)                                       --               --                --      5,49,44,000       5,49,44,000
                                                --------------   --------------   ---------------   --------------   ---------------
NET PROFIT AFTER TAX AND
EXTRAORDINARY ITEM                               201,56,13,001    154,01,22,579     391,58,83,460    280,80,85,328     628,81,36,341
                                                --------------   --------------   ---------------   --------------   ---------------
AMOUNT AVAILABLE FOR APPROPRIATION               201,56,13,001    154,01,22,579     391,58,83,460    280,80,85,328     628,81,36,341
                                                --------------   --------------   ---------------   --------------   ---------------
DIVIDEND
  Interim                                         49,62,05,378     16,53,78,418      49,62,05,378     16,53,78,418      16,53,78,418
  Final                                                     --               --                --               --      49,61,85,878
  Dividend Tax                                     5,06,12,949      3,63,83,252       5,06,12,949      3,63,83,252       8,69,94,211
Amount transferred - general reserve                        --               --                --               --     553,95,77,834
Balance in Profit and Loss Account               146,87,94,674    133,83,60,909     336,90,65,133    260,63,23,658                --
                                                --------------   --------------   ---------------   --------------   ---------------
                                                 201,56,13,001    154,01,22,579     391,58,83,460    280,80,85,328     628,81,36,341
                                                 =============    =============     =============    =============     =============
EARNINGS PER SHARE
(equity shares, par value Rs. 5 each)
  Basic                                                  30.47            23.28             59.19            42.45             95.06
  Diluted                                                30.39            22.99             59.05            41.95             94.76
Number of shares used in computing
earnings per share
  Basic                                            6,61,60,717      6,61,51,036       6,61,59,892      6,61,51,205       6,61,52,131
  Diluted                                          6,63,34,606      6,69,83,260       6,63,12,732      6,69,40,134       6,63,58,311
                                                 =============    =============     =============    =============     =============

SIGNIFICANT EXTRACTS FROM THE
ACCOUNTING POLICIES AND NOTES ON ACCOUNTS     1

The schedules referred to above and the notes form an integral part of the Profit and Loss Account

This is the Profit and Loss Account referred to in our report of even date

For Bharat S Raut & Co.
Chartered Accountants

S. Balasubrahmanyam   N. R. Narayana Murthy   Nandan M. Nilekani    Deepak M. Satwalekar  Jitendra Vir Singh         Omkar Goswami
Partner               Chairman                Managing Director,    Director              Director                   Director
                      and Chief               President
                      Executive Officer       and Chief Operating
                                              Officer

                      Larry Pressler          Rama Bijapurkar       S. Gopalakrishnan     K. Dinesh                  S. D. Shibulal
                      Director                Director              Deputy Managing       Director                   Director
                                                                    Director

                      T. V. Mohandas Pai      Phaneesh Murthy       Srinath Batni         V. Balakrishnan
Bangalore             Director and            Director              Director              Company Secretary and
October 10, 2001      Chief Financial                                                     Vice President - Finance
                      Officer

Profit and loss account for the

                                                                                                                         in Rs.
------------------------------------------------------------------------------------------------------------------------------
                                                     Quarter ended                     Half-year ended              Year ended
                                                     September 30,                      September 30,                March 31,
                                                  2001              2000            2001              2000             2001
                                                  ----              ----            ----              ----             ----
SOFTWARE DEVELOPMENT EXPENSES
Salaries and bonus including
  overseas staff expenses                     242,53,70,713    140,48,25,325    466,98,37,046    257,14,62,932    605,50,65,446
Staff welfare                                   1,58,93,115      1,67,63,276      3,44,73,648      2,95,47,891      7,62,88,618
Contribution to provident and other             6,32,38,606      6,76,75,023     12,48,67,596     15,52,87,982     30,99,68,667
  funds
Foreign travel expenses                        29,26,61,979     32,72,21,919     56,46,71,143     60,31,11,806    133,66,21,566
Consumables                                       68,34,378      1,04,12,879      1,07,50,113      1,95,07,075      5,86,87,245
Cost of software packages for
  own use                                       9,09,74,250     12,25,43,284     17,06,08,409     19,79,49,590     31,83,50,293
  banking product                               2,03,97,419        49,60,448      6,04,55,447      1,33,11,277      5,70,13,753
Provision for post-sales client support           95,36,022        82,28,718      1,05,08,862        80,48,558      1,83,20,669
Computer maintenance                            1,72,23,262      1,21,28,033      2,90,30,538      2,69,37,433      7,13,47,686
Communication expenses                         10,51,43,428      5,24,17,653     20,73,11,599      9,91,91,881     31,47,34,348
Consultancy charges                             2,22,45,041      1,85,64,421      4,26,17,934      2,98,55,683      9,19,25,609
                                              -------------    -------------    -------------    -------------    -------------
                                              306,95,18,213    204,57,40,979    592,51,32,335    375,42,12,108    870,83,23,900
                                              =============    =============    =============    =============    =============

SELLING AND MARKETING EXPENSES
Salaries and bonus including
  overseas staff expenses                      14,68,66,401     10,37,54,181     30,51,23,822     20,97,63,939     44,24,50,822
Staff welfare                                      5,20,327         5,43,101        16,83,812        28,63,974        83,17,692
Contribution to provident and other                5,56,102         5,44,097         7,14,482        12,96,084        23,63,480
  funds
Foreign travel expenses                         3,94,40,416      1,96,85,346      7,48,92,867      4,29,74,449     10,71,57,557
Consumables                                        1,02,957               --         1,02,957               --               --
Cost of software packages for own use              4,11,878           35,236         7,52,402           35,236         2,31,458
Computer maintenance                                     --         1,73,855           11,907         1,73,855         5,94,392
Communication expenses                             8,56,706           59,998         8,95,699         2,91,507         5,21,638
Traveling and conveyance                        1,46,82,603        44,60,923      2,37,29,479        93,13,670      2,34,94,934
Rent                                            1,56,17,287        65,32,968      2,62,53,937      1,09,64,206      2,46,88,860
Telephone charges                                 78,98,953        46,32,762      1,52,02,537        82,23,013      2,34,14,698
Professional charges                            1,45,17,412        57,99,596      2,11,05,998      1,18,48,647      4,78,37,412
Printing and stationery                           37,21,649        17,48,879        74,15,023        17,48,879        95,70,534
Advertisements                                     2,81,125        43,33,991         3,28,504        43,80,600        72,82,105
Brand building                                  5,80,29,091      3,92,19,123      7,66,50,375      5,01,77,269     10,52,01,392
Office maintenance                                 5,52,653        17,76,829        12,85,585        41,16,145        77,28,128
Repairs to plant and machinery                        9,129               --         1,09,365        17,41,984        17,41,984
Power and fuel                                     1,91,805         1,66,770         3,51,265         3,91,296         7,53,535
Insurance charges                                        --        43,41,321               --        68,73,171      2,33,32,600
Rates and taxes                                      53,506        26,64,615        23,25,419        50,30,516        84,89,250
Bank charges and commission                          88,477           47,743         1,52,328           82,947         5,15,576
Commission charges                              1,49,06,774        67,61,132      2,00,83,642        90,25,721      1,79,03,784
Marketing expenses                              1,11,35,672      1,75,28,494      2,64,89,952      2,28,51,535      4,26,87,545
Sales promotion expenses                          10,30,384         4,24,831        21,65,010         6,11,902        70,16,656
Other miscellaneous expenses                      31,17,119         1,94,953        32,65,599         6,25,967        73,82,479
                                              -------------    -------------    -------------    -------------    -------------
                                               33,45,88,426     22,54,30,744     61,10,91,966     40,54,06,512     92,06,78,511
                                              =============    =============    =============    =============    =============

Profit and loss account for the

                                                                                                                              in Rs.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Quarter ended                     Half-year ended             Year ended
                                                            September 30,                     September 30,               March 31,
                                                        2001             2000             2001             2000             2001
                                                        ----             ----             ----             ----             ----
GENERAL AND ADMINISTRATION EXPENSES
Salaries and bonus including
  overseas staff expenses                           11,91,68,693      7,56,98,768     22,80,81,640     11,89,54,511     26,11,29,018
Contribution to provident and other funds              82,52,142        61,60,454      1,66,91,774      1,27,67,529      2,22,44,161
Foreign travel expenses                              1,01,87,036      1,20,99,135      2,50,85,464      1,50,67,224      2,84,32,532
Traveling and conveyance                             4,13,30,515      4,53,26,342      7,44,67,740      6,77,25,794     16,05,69,888
Rent                                                 3,95,85,660      3,03,09,841      9,40,68,901      5,85,72,831     14,47,93,848
Telephone charges                                    3,25,02,025      3,13,25,967      6,76,40,755      5,68,66,750     11,68,45,665
Professional charges                                 3,29,37,234      3,28,43,083      6,47,97,990      5,23,59,103     15,61,83,973
Printing and stationery                                64,71,558        93,08,517      3,42,08,860      3,43,75,418      5,29,83,672
Advertisements                                         80,79,923      1,32,37,250      1,41,43,209      2,44,94,939      5,57,95,726
Office maintenance                                   3,29,97,136      2,76,32,409      6,57,65,787      5,26,05,609     12,07,04,514
Repairs to building                                  1,56,70,880        58,28,166      3,78,25,114      1,40,82,937      3,95,22,458
Repairs to plant and machinery                         77,70,253        39,97,679      1,25,87,503        56,41,957      2,09,12,187
Power and fuel                                       4,74,69,875      2,50,08,754      9,36,01,197      4,54,34,710     11,70,91,723
Insurance charges                                    1,22,65,954        29,35,472      2,50,28,740        56,93,020      2,84,22,698
Rates and taxes                                      1,01,94,171        36,14,053      1,69,20,917        48,12,483        97,28,274
Donations                                            1,55,98,500      1,70,01,694      3,98,49,325      3,28,09,063      7,21,92,883
Auditor's remuneration
  audit fees                                            5,37,500         4,47,000        10,75,000         8,93,250        17,85,000
  certification charges                                       --               --               --               --         2,00,000
  out-of-pocket expenses                                  50,000           50,000         1,00,000         1,00,000         2,00,000
Bad loans and advances written off                            --               --               --               --            4,141
Bad debts written off                                         --        27,70,254               --        27,70,254        27,70,254
Provision for bad and doubtful debts                 3,53,20,752      4,51,07,005     10,46,85,674      4,91,94,461     19,27,45,549
Provision for doubtful loans and                        5,78,808               --         5,71,148           (1,412)        7,10,404
  advances
Bank charges and commission                             7,63,655         3,46,297        11,80,171         8,41,396        54,23,907
Commission to non-whole time directors                 24,00,000        15,00,000        48,00,000        30,00,000        59,22,049
Postage and courier                                    76,62,174        47,28,893      1,93,64,712        96,06,851      2,27,86,459
Books and periodicals                                  25,16,352        50,60,324        58,58,109        89,14,545      1,69,10,978
Research grants                                        25,00,000        25,00,000        50,00,000        50,00,000      1,00,00,000
Freight charges                                         9,05,451        16,86,320        21,15,362        22,30,226        55,72,484
Professional membership and
  seminar participation fees                           36,77,150        61,60,531        90,30,002        90,52,158      2,17,10,613
Transaction processing fee and filing                  90,42,978        25,92,220      2,28,92,377        29,64,845      1,52,76,339
  fees
Other miscellaneous expenses                           16,17,104      1,03,07,117        85,51,349      1,92,23,411      1,86,63,813
                                                    ------------      -----------     ------------     ------------     ------------
                                                    50,80,53,479     42,55,83,545    109,59,88,820     71,60,53,863    172,82,35,210
                                                    ============     ============    =============     ============    =============
OTHER INCOME
Interest received on deposits with
  banks and others                                  11,78,69,505      9,63,60,870     23,59,44,565     17,20,17,189     38,46,83,890
(Tax deducted at source Rs. 2,08,07,555;
Rs. 42,26,973; Rs. 3,79,14,078;
Rs. 1,11,29,180 and Rs. 4,30,12,428
respectively)
Exchange differences *                               2,56,11,312      9,68,21,421      3,82,28,604     17,09,97,401     20,17,12,483
Miscellaneous income                                   31,03,192        26,05,326        73,50,445        38,80,559        73,18,542
                                                    ------------      -----------     ------------     ------------     ------------
                                                    14,65,84,009     19,57,87,617     28,15,23,614     34,68,95,149     59,37,14,915
                                                    ============     ============     ============     ============     ============

*arising on translation of foreign currency deposits maintained abroad includes a realized gain of Rs. Nil; Rs. 3,53,92,000; Nil; Rs 3,53,92,000 and Rs. 5,06,25,885 respectively

PROVISION FOR TAXATION
Current year
  Income taxes                                      35,05,00,000     17,75,00,000     64,61,00,000     30,06,00,000     71,31,00,000
  Deferred taxes                                   (2,05,00,000)               --    (3,11,00,000)               --               --
                                                    ------------     ------------     ------------     ------------     ------------
                                                    33,00,00,000     17,75,00,000     61,50,00,000     30,06,00,000     71,31,00,000
Prior years                                                   --               --               --      1,40,00,000      1,40,00,000
                                                    ------------     ------------     ------------     ------------     ------------
                                                    33,00,00,000     17,75,00,000     61,50,00,000     31,46,00,000     72,71,00,000
                                                    ============     ============     ============     ============     ============

1.   EXTRACTS OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES ON ACCOUNTS

Company overview

Infosys Technologies Limited ("Infosys" or the "company"), a world leader in consulting and information technology ("IT") services partners with Global 2000 companies to provide business consulting, systems integration, application development and product engineering services. Through these services, Infosys enables its clients to fully exploit technology for business transformation. Clients leverage Infosys' Global Delivery Model to achieve higher quality, rapid time-to-market and cost- effective solutions.

1.1  Significant accounting policies

     Basis of preparation of financial statements

     The financial statements are prepared under the historical cost convention, in accordance with Indian Generally Accepted Accounting Principles ("GAAP") on the accrual basis. GAAP comprises mandatory accounting standards issued by the Institute of Chartered Accountants of India ("ICAI") and the provisions of the Companies Act, 1956. These accounting policies have been consistently applied, except for certain recently issued accounting standards made mandatory by the ICAI effective the current fiscal year and adopted by the company, as described below. All amounts are stated in Indian Rupees, except as otherwise specified.

     The ICAI issued accounting standards on segment reporting, related party disclosures, leases, earnings per share and accounting for taxes on income that became mandatory effective accounting periods commencing on or after April 1, 2001. The company adopted the accounting standards on segment reporting, related party disclosures and earnings per share from the year ended March 31, 2001. The standards on accounting for leases and income taxes are adopted effective from April 1, 2001.

     The accounting standard on consolidated financial statements became effective from April 1, 2001. Although Yantra Corporation, USA, is a subsidiary of Infosys as per the Companies Act, 1956, the financial statements have not been consolidated since the company does not have control as envisaged by the accounting standard on consolidated financial statements issued by the ICAI. The company does not have any investments in associates and accordingly the related accounting standard, mandatory effective April 1, 2002, does not affect these financials statements.

     The preparation of the financial statements in conformity with GAAP requires that the management of the company ("Management") make estimates and assumptions that affect the reported amounts of income and expenses of the period, reported balances of assets and liabilities and disclosures relating to contingent assets and liabilities as of the date of the financial statements. Examples of such estimates include expected development costs to complete software contracts, provisions for doubtful debts, future obligations under employee retirement benefit plans and the useful lives of fixed assets. Actual results could differ from those estimates.


     Management's statement on significant accounting policies contained in the audited financial statements

     There are no changes in the accounting policies during the quarter or the half-year ended September 30, 2001. The significant accounting policies of the company relate to revenue recognition, expenditure, fixed assets and capital work-in-progress, depreciation, retirement benefits to employees - principally gratuity, superannuation and provident fund benefits, research and development, income tax, earnings per share, foreign currency transactions and investments.

1.2  Notes on accounts

     The previous period's/year's figures have been regrouped/reclassified, wherever necessary, to conform to the current period's presentation. The company is engaged in the development and maintenance of computer software. The production and sale of such software cannot be expressed in any generic unit. Hence, it is not possible to give the quantitative details of sales and certain information as required under paragraphs 3, 4C and 4D of part II of Schedule VI to the Companies Act, 1956.

     1.2.1 Deferred income taxes

     Consequent to the standard on accounting for taxes on income becoming mandatory effective April 1, 2001, the company recorded the cumulative net deferred tax credit of Rs. 15,53,00,000 until April 1, 2001, as an addition to the general reserves. The deferred tax credit of Rs. 2,05,00,000 for the quarter and Rs. 3,11,00,000 for the half-year ended September 30, 2001 are included in the provision for taxation for the respective periods.

     1.2.2 Investments

     There were no investments during the quarter ended September 30, 2001. During the half-year ended September 30, 2001, the company invested Rs.
     10.33 crore in Workadia, Inc., USA ("Workadia") purchasing 4,40,000 fully paid Series "B" convertible preferred stock, par value of US$ 0.001, at US$
     5.00 each. Workadia will provide companies with comprehensive, customizable business intranets through browser accessed hosted portals and also offer consulting services to help customers select and deploy their intranet applications, content and services.

     An amount of Rs. 15,28,98,608 was provided for the investments in Alpha Thinx and EC Cubed, Inc., USA, in the latter half of the year ended March 31, 2001, when the investee companies filed for liquidation.

     1.2.3 Fixed assets

     Depreciation charge to the profit and loss account relating to assets costing less than Rs. 5,000/- each in Rs.
                                               --------------------------------------------------------------------------------
                                                         Quarter ended                   Half-year ended             Year ended
                                                          September 30,                    September 30,               March 31,
                                                      2001             2000             2001           2000             2001
                                                      ----             ----             ----           ----             ----
Charged during the period/year                 1,48,25,661      6,63,81,667      7,23,50,075    10,04,17,795     34,99,43,502
                                               -----------      -----------      -----------    ------------     ------------
Profit/loss on disposal of fixed assets
                                               -----------      -----------      -----------    ------------     ------------
Profit on sale of fixed assets                   53,11,194         1,03,798        57,00,103        1,45,416        11,22,939
Loss on sale of fixed assets                   (54,02,102)       (1,12,518)      (54,97,341)      (1,99,245)       (2,05,049)
                                               -----------      -----------      -----------    ------------     ------------
Profit/(loss) on sale of fixed assets, net         (90,908)          (8,720)        2,02,762         (53,829)        9,17,890
                                               ===========      ===========      ===========    ============     ============

     1.2.4 Capital commitments and contingent liabilities

     a. The company has outstanding guarantees and counter guarantees of Rs. 15,67,25,000 as at September 30, 2001, to various banks, in respect of the guarantees given by the banks in favor of various government authorities. The guarantees outstanding as at September 30, 2000 were Rs. 6,51,30,000 and as at March 31, 2001 were Rs. 6,83,05,000.

     b. Claims against the company, not acknowledged as debts, amounted to Rs. 3,22,39,754 as at September 30, 2001. Such claims as at September 30, 2000 were Rs. 8,75,532 and as at March 31, 2001 Rs. 8,75,532.

     c. Outstanding forward contracts amounted to US$ 26,000,000 (approximately Rs. 124,41,00,000 at half-year end exchange rates) at September 30, 2001. Such contracts as at September 30, 2000 were Rs. Nil and as at March 31, 2001 were US$ 20,000,000 (approximately Rs. 93,12,00,000 at year end exchange rates).

     d. The estimated amount of contracts remaining to be executed on capital account, and not provided for (net of advances) is Rs. 67,46,84,520 at September 30, 2001. The amount of such contracts as at September 30, 2000 was Rs. 121,56,43,540 and as at March 31, 2001 was Rs.
          158,25,35,171.


     Obligations on long-term non-cancelable operating leases

     The maximum obligations on long-term non-cancelable operating leases payable as per the rentals stated in the respective agreements are as follows:

                                                                                                     in Rs.
                                                              ---------------------------------------------
                                                                   Half-year ended              Year ended
                                                                    September 30,                March 31,
                                                                      2001            2000             2001
                                                                      ----            ----             ----
Within one year of the balance sheet date                     15,89,77,399     5,84,46,825      7,30,43,980
Due in a period between one year and five years               54,71,97,094    19,03,42,680     27,71,79,409
Due after five years                                          15,08,49,769     5,39,80,450     14,40,05,657
                                                              ------------     -----------     ------------
                                                              85,70,24,262    30,27,69,955     49,42,29,046
                                                              ============    ============     ============

     The operating lease arrangements extend for a maximum of ten years from their respective dates of inception and relate to rented overseas premises.

     1.2.5 Balance of unutilized money raised by issue of American Depositary Shares ("ADSs")

     During the year ended March 31, 1999, Infosys made an Initial Public Offering of ADS, of US$ 70,380,000, equivalent to Rs. 296,86,00,000. The issue proceeds net of expenses of Rs. 19,68,00,000 are entirely utilized as of the year ended March 31, 2001. The unutilized ADSs proceeds as at September 30, 2001 are Rs. Nil (as at September 30, 2000 - Rs. Nil and as at March 31, 2001 - Rs. Nil).

     1.2.6 Stock option plans

     The company currently has three stock option plans. These are summarized below.

     1994 Stock Option Plan ("the 1994 Plan")

     As of September 30, 2001 the options to acquire 2,98,600 shares were outstanding with the Employee Welfare Trust and options to acquire 3,23,000 shares are outstanding with the employees under the 1994 Plan. These options were granted at an exercise price of Rs. 50/- (post split) per option. Additionally, 13,87,000 shares earlier issued are subject to lock-in. No options were issued under this plan during the period.

     1998 Stock Option Plan ("the 1998 Plan")

     The 1998 Plan provides for the grant of stock options to employees. The options may be issued at an exercise price that is not less than 90% of the fair market value of the underlying equity share on the date of the grant. The 1998 Plan automatically expires in January 2008, unless terminated earlier. All options under the 1998 Plan are exercisable for ADSs representing equity shares.

                                                 Quarter ended                Half-year ended       Year ended
Number of options granted,                       September 30,                 September 30,         March 31,
exercised and forfeited                       2001           2000           2001           2000           2001
-----------------------                       ----           ----           ----           ----     ----------
Options granted, beginning of
  period/year            `               16,26,486       8,23,366      15,65,506       6,89,500       6,89,500
Granted during the period/year            5,04,900         85,300       6,02,700       2,32,000       9,64,840
Exercised during the period/year               Nil            Nil         (5,200)        (1,334)       (12,434)
Forfeited during the period/year           (21,570)       (37,200)       (53,190)       (48,700)       (76,400)
                                        ----------     ----------     ----------     ----------     ----------
Options granted, end of period/year      21,09,816       8,71,466      21,09,816       8,71,466      15,65,506
                                        ==========     ==========     ==========     ==========     ==========
Weighted average exercise price          US$ 77.13      US$ 83.40      US$ 77.13      US$ 83.40      US$ 90.98
                                        (Rs. 3,691)    (Rs. 3,837)    (Rs. 3,691)    (Rs. 3,837)    (Rs. 4,236)
                                        ----------     ----------     ----------     ----------     ----------

     1999 Stock Option Plan ("the 1999 Plan")

     Options will be issued to employees at an exercise price that is not less than the fair market value.

     Under the 1999 Plan, options may be issued to employees at exercise prices that are less than the fair market value only if specifically approved by the members of the company in a general meeting. No approval has been sought to date in this regard.

                                                  Quarter ended             Half-year ended     Year ended
Number of options granted,                        September 30,              September 30,       March 31,
exercised and forfeited                          2001         2000          2001        2000          2001
-----------------------                          ----         ----          ----        ----          ----
Options granted, beginning of
  period/year                               31,67,370    16,41,850     27,93,980   10,06,800     10,06,800
Granted during the period/year              10,37,570     2,95,450     14,52,820    9,54,100     19,57,830
Exercised during the period/year                  Nil          Nil           Nil         Nil       (1,200)
Forfeited during the period/year             (63,880)     (54,300)    (1,05,740)    (77,900)    (1,69,450)
                                            ---------    ---------     ---------   ---------     ---------
Options granted, end of period/year         41,41,060    18,83,000     41,41,060   18,83,000     27,93,980
                                            =========    =========     =========   =========     =========
Weighted average exercise price             Rs. 4,675    Rs. 5,343     Rs. 4,675   Rs. 5,343     Rs. 5,572
                                            ---------    ---------     ---------   ---------     ---------

     The aggregate options outstanding and considered for dilution as at September 30, 2001 are 51,95,968 (as at September 30, 2000 - 23,18,733
     options and as at March 31, 2001 - 35,76,733 options).

     1.2.7 Loans and advances

     Deposits with financial institutions and a body corporate comprise:

                                                                                                   in Rs.
                                                                                                   ------
                                            As at September 30,    As at September 30,    As at March 31,
                                                           2001                   2000               2001
                                                           ----                   ----               ----
Deposits with financial institutions:
  Housing Development Finance Corporation
    Limited                                        96,11,92,183           10,16,06,063       50,87,03,015
  ICICI Limited                                    60,81,84,306           50,84,73,016       50,87,01,373
  IDBI Limited                                     29,35,26,712                     --       40,35,30,424
Deposits with body corporate:
  GE Capital Services India Limited               100,86,64,098           50,60,63,986       50,58,17,345
                                                  -------------           ------------       ------------
                                                  287,15,67,299          111,61,43,065      192,67,52,157
                                                  =============          =============      =============

     The above amounts include interest accrued but not due amounting to Rs. 3,15,35,105 (the half-year ended September 30, 2000 - Rs. 1,61,10,876 and the year ended March 31, 2001 - Rs. 2,67,52,157).

     The financial institutions and the body corporate have superior credit ratings from a premier credit rating agency in the country.

     Mr. Deepak M Satwalekar, Director, is also Director of HDFC. Mr. N R Narayana Murthy, Chairman and CEO, and Prof. Marti G. Subrahmanyam, Director, are also directors in ICICI Limited. Except as directors in these financial institutions, these persons have no direct interest in these transactions.

     1.2.8 Aggregate expenses

     Following are the aggregate amounts incurred on certain specific expenses that are required to be disclosed under schedule VI to the Companies Act, 1956:

                                                                                                                         in Rs.
                                                     Quarter ended                   Half-year ended                 Year ended
                                            September 30,     September 30,    September 30,     September 30,         March 31,
                                                     2001              2000             2001              2000              2001
                                                     ----              ----             ----              ----              ----
Salaries and bonus including overseas
  staff expenses                            270,78,19,249     160,15,84,651    523,91,99,968     293,25,93,247     684,32,51,596
Contribution to provident and other
  funds                                       7,20,46,850       7,43,79,574     14,22,73,852      16,93,51,595      33,45,76,308
Foreign travel expenses                      34,22,89,431      35,90,06,400     66,46,49,474      66,11,53,479     147,22,11,655
Consumables                                     69,37,335       1,04,12,879      1,08,53,070       1,95,07,075       5,86,87,245
Cost of software packages for - own use       9,13,86,128      12,25,78,520     17,13,60,811      19,79,84,826      31,85,81,751
Cost of software packages for -
  banking products                            2,03,97,419         49,60,448      6,04,55,447       1,33,11,277       5,70,13,753
Computer maintenance                          1,72,23,262       1,23,01,888      2,90,42,445       2,71,11,288       7,19,42,078
Communication expenses                       10,60,00,134       5,24,77,651     20,82,07,298       9,94,83,388      31,52,55,986
Consultancy charges                           2,22,45,041       1,85,64,421      4,26,17,934       2,98,55,683       9,19,25,609
Provision for post-sales client support         95,36,022         82,28,718      1,05,08,862         80,48,558       1,83,20,669
Traveling and conveyance                      5,60,13,118       4,97,87,265      9,81,97,219       7,70,39,464      18,40,64,822
Rent                                          5,52,02,947       3,68,42,809     12,03,22,838       6,95,37,037      16,94,82,708
Telephone charges                             4,04,00,978       3,59,58,729      8,28,43,292       6,50,89,763      14,02,60,363
Professional charges                          4,74,54,646       3,86,42,679      8,59,03,988       6,42,07,750      20,40,21,385
Printing and stationery                       1,01,93,207       1,10,57,396      4,16,23,883       3,61,24,297       6,25,54,206
Advertisements                                  83,61,048       1,75,71,241      1,44,71,713       2,88,75,539       6,30,77,831
Office maintenance                            3,35,49,789       2,94,09,238      6,70,51,372       5,67,21,754      12,84,32,642
Repairs to building                           1,56,70,880         58,28,166      3,78,25,114       1,40,82,937       3,95,22,458
Repairs to plant and machinery                  77,79,382         39,97,679      1,26,96,868         73,83,941       2,26,54,171
Power and fuel                                4,76,61,680       2,51,75,524      9,39,52,462       4,58,26,006      11,78,45,258
Brand building                                5,80,29,091       3,92,19,123      7,66,50,375       5,01,77,269      10,52,01,392
Insurance charges                             1,22,65,954         72,76,793      2,50,28,740       1,25,66,191       5,17,55,298
Rates and taxes                               1,02,47,677         62,78,668      1,92,46,336         98,42,999       1,82,17,524
Commission charges                            1,49,06,774         67,61,132      2,00,83,642         90,25,721       1,79,03,784
Donations                                     1,55,98,500       1,70,01,694      3,98,49,325       3,28,09,063       7,21,92,883
Auditor's remuneration - audit fees              5,37,500          4,47,000        10,75,000          8,93,250         17,85,000
          -  certification charges                     --                --               --                --          2,00,000
          -  out-of-pocket expenses                50,000            50,000         1,00,000          1,00,000          2,00,000
Bad loans and advances written off                     --                --               --                --             4,141
Bad debts written off                                  --         27,70,254               --         27,70,254         27,70,254
Provision for bad and doubtful debts          3,53,20,752       4,51,07,005     10,46,85,674       4,91,94,461      19,27,45,549
Provision for doubtful loans and
  advances                                       5,78,808                --         5,71,148           (1,412)          7,10,404
Bank charges and commission                      8,52,132          3,94,040        13,32,499          9,24,343         59,39,483
Commission to non-whole time directors          24,00,000         15,00,000        48,00,000         30,00,000         59,22,049
Postage and courier                             80,98,007         47,28,893      1,98,00,545         96,06,851       2,27,86,459
Books and periodicals                           27,37,088         50,60,324        60,78,845         89,14,545       1,69,10,978
Research grants                                 25,00,000         25,00,000        50,00,000         50,00,000       1,00,00,000
Freight charges                                  9,05,451         16,86,320        21,15,362         22,30,226         55,72,484
Professional membership and seminar
  participation fees                            51,41,741         61,60,531      1,04,94,593         90,52,158       2,17,10,613
Marketing expenses                            1,11,35,672       1,75,28,494      2,64,89,952       2,28,51,535       4,26,87,545
Sales promotion expenses                        10,30,384          4,24,831        21,65,010          6,11,902         70,16,656
Transaction processing fee and filing
  fees                                          90,42,978         25,92,220      2,28,92,377         29,64,845       1,52,76,339
Other miscellaneous expenses                    26,13,063       1,05,02,070        96,95,788       1,98,49,378       2,60,46,292
                                            -------------     -------------    -------------     -------------     -------------
                                            391,21,60,118     269,67,55,268    763,22,13,121     487,56,72,483    1135,72,37,621
                                            =============     =============    =============     =============    ==============

     1.2.9 Pro-forma disclosures relating to the Employee Stock Option Plans ("ESOPs")

     The company's 1994 stock option plan was established prior to the SEBI guidelines on stock options.

     Had the stock compensation costs for this stock option plan been determined as per the guidelines issued by SEBI, the company's reported net profit would have been reduced to the pro forma amounts indicated below.

                                                                                                    in Rs.
                                                                                                    ------
                                     Quarter ended                  Half-year ended             Year ended
                             September 30,   September 30,   September 30,   September 30,       March 31,
                                      2001            2000            2001            2000            2001
                                      ----            ----            ----            ----            ----
Net profit:
  - As reported              201,56,13,001   154,01,22,579   391,58,83,460   280,80,85,328   628,81,36,341
  - Adjusted pro forma       195,63,50,154   148,20,22,829   379,75,12,909   269,34,93,331   605,55,42,584
                             -------------   -------------   -------------   -------------   -------------

1.2.10 Segment reporting

The company's operations predominantly relate to providing Information Technology ("IT") services to customers operating in various industry segments. Accordingly, IT service revenues represented along industry classes comprise the primary basis of segmental information set out below. The secondary segment is geographical, determined based on the location of the customer who is invoiced or in relation to which the revenue is otherwise recognized.

Fixed assets used in the company's business or liabilities contracted have not been identified to any of the reportable segments, as the fixed assets and services are used interchangeably between segments. The company believes that it is currently not practicable to provide segment disclosures relating to total assets and liabilities since a meaningful segregation of the available data is onerous.

                                                                                                                              in Rs.
------------------------------------------------------------------------------------------------------------------------------------
Quarter ended September 30, 2001    Financial services   Manufacturing        Telecom         Retail          Others           Total
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                 248,44,01,536   111,83,87,688   99,39,08,761   74,75,06,908   115,71,22,142   650,13,27,035
Identifiable operating expenses           89,87,79,498    47,01,41,121   26,99,83,498   20,62,78,106    43,89,00,450   228,40,82,673
Allocated expenses                        63,47,52,412    27,65,60,391   24,57,78,632   18,48,47,173    28,61,38,837   162,80,77,445
                                    ------------------------------------------------------------------------------------------------
Segmental operating income                95,08,69,626    37,16,86,176   47,81,46,631   35,63,81,629    43,20,82,855   258,91,66,917
Unallocable expenses                                                                                                    39,01,37,925
                                                                                                                       -------------
Operating income                                                                                                       219,90,28,992
Other income (expense), net                                                                                             14,65,84,009
                                                                                                                       -------------
Net profit before taxes                                                                                                234,56,13,001
Income taxes                                                                                                            33,00,00,000
------------------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                                 201,56,13,001
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Quarter ended September 30, 2000    Financial services   Manufacturing        Telecom         Retail          Others           Total
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                 151,22,64,687    78,06,67,611   86,54,25,809   31,67,28,002    98,58,71,668   446,09,57,777
Identifiable operating expenses           51,26,13,534    28,25,08,460   21,61,18,798   13,55,77,527    29,79,32,026   144,47,50,345
Allocated expenses                        42,77,08,527    21,82,32,784   24,19,26,629    8,85,40,158    27,55,96,825   125,20,04,923
                                    ------------------------------------------------------------------------------------------------
Segmental operating income                57,19,42,626    27,99,26,367   40,73,80,382    9,26,10,317    41,23,42,817   176,42,02,509
Unallocable expenses                                                                                                    24,23,67,547
                                                                                                                       -------------
Operating income                                                                                                       152,18,34,962
Other income (expense), net                                                                                             19,57,87,617
                                                                                                                       -------------
Net profit before taxes                                                                                                171,76,22,579
Income taxes                                                                                                            17,75,00,000
------------------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                                 154,01,22,579
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Half-year ended September 30, 2001  Financial services   Manufacturing         Telecom         Retail         Others           Total
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                 474,02,16,811   224,23,80,518   201,66,72,628  142,79,49,149  219,92,95,278  1262,65,14,384
Identifiable operating expenses          168,03,57,473    91,62,31,949    52,93,37,240   38,78,46,664   80,44,70,889   431,82,44,215
Allocated expenses                       128,09,46,382    57,85,76,455    52,05,94,547   36,76,81,514   56,61,70,008   331,39,68,906
                                    ------------------------------------------------------------------------------------------------
Segmental operating income               177,89,12,956    74,75,72,114    96,67,40,841   67,24,20,971   82,86,54,381   499,43,01,263
Unallocable expenses                                                                                                    74,49,41,417
                                                                                                                      --------------
Operating income                                                                                                       424,93,59,846
Other income (expense), net                                                                                             28,15,23,614
                                                                                                                      --------------
Net profit before taxes                                                                                                453,08,83,460
Income taxes                                                                                                            61,50,00,000
------------------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                                 391,58,83,460
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Half-year ended September 30, 2000  Financial services   Manufacturing         Telecom         Retail         Others           Total
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                 255,75,22,931   148,81,72,341   152,31,56,337   63,67,05,016  181,07,01,301   801,62,57,926
Identifiable operating expenses           95,83,47,200    53,92,52,139    39,78,71,447   25,59,62,882   57,60,60,052   272,74,93,720
Allocated expenses                        69,70,79,322    39,49,09,563    40,61,73,886   16,84,44,230   48,15,71,762   214,81,78,763
                                    ------------------------------------------------------------------------------------------------
Segmental operating income                90,20,96,409    55,40,10,639    71,91,11,004   21,22,97,904   75,30,69,487   314,05,85,443
Unallocable expenses                                                                                                    41,97,39,264
                                                                                                                      --------------
Operating income                                                                                                       272,08,46,179
Other income (expense), net                                                                                             34,68,95,149
                                                                                                                      --------------
Net profit before taxes                                                                                                306,77,41,328
Income taxes                                                                                                            31,46,00,000
------------------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                                 275,31,41,328
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Year ended March 31, 2001           Financial services   Manufacturing         Telecom         Retail         Others           Total
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                 640,77,55,042   338,84,20,263   350,11,16,331  172,86,39,345  397,97,27,826  1900,56,58,807
Identifiable operating expenses          225,87,90,591   130,66,14,108    88,39,38,378   54,74,24,303  120,92,12,385   620,59,79,765
Allocated expenses                       177,68,81,844    90,69,15,538    93,89,68,074   46,30,82,749  106,54,09,651   515,12,57,856
                                    ------------------------------------------------------------------------------------------------
Segmental operating income               237,20,82,607   117,48,90,617   167,82,09,879   71,81,32,293  170,51,05,790   764,84,21,186
Unallocable expenses                                                                                                   128,18,43,760
                                                                                                                      --------------
Operating income                                                                                                       636,65,77,426
Other income (expense), net                                                                                             59,37,14,915
                                                                                                                      --------------
Net profit before taxes                                                                                                696,02,92,341
Income taxes                                                                                                            72,71,00,000
------------------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                                 623,31,92,341
====================================================================================================================================

Geographic segments

                                                                                                                    in Rs.
--------------------------------------------------------------------------------------------------------------------------
Quarter ended September 30, 2001         North America          Europe          India   Rest of the World            Total
--------------------------------------------------------------------------------------------------------------------------
Revenues                                 462,51,22,868   122,87,01,750   11,85,97,036        52,89,05,381    650,13,27,035
Identifiable operating expenses          160,95,46,860    46,10,58,413    4,92,76,258        16,42,01,142    228,40,82,673
Allocated expenses                       115,78,39,235    30,75,89,471    3,37,80,802        12,88,67,937    162,80,77,445
                                         ---------------------------------------------------------------------------------
Segmental operating income               185,77,36,773    46,00,53,866    3,55,39,976        23,58,36,302    258,91,66,917
Unallocable expenses                                                                                          39,01,37,925
                                                                                                            --------------
Operating income                                                                                             219,90,28,992
Other income (expense), net                                                                                   14,65,84,009
                                                                                                            --------------
Net profit before taxes                                                                                      234,56,13,001
Income taxes                                                                                                  33,00,00,000
--------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                       201,56,13,001
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Quarter ended September 30, 2000         North America          Europe          India   Rest of the World            Total
--------------------------------------------------------------------------------------------------------------------------
Revenues                                 334,35,28,870    80,95,62,695    4,83,71,864        25,94,94,348    446,09,57,777
Identifiable operating expenses          104,96,75,376    29,16,71,532    1,88,53,405         8,45,50,032    144,47,50,345
Allocated expenses                        94,19,91,165    22,80,82,644    1,18,73,362         7,00,57,752    125,20,04,923
                                         ---------------------------------------------------------------------------------
Segmental operating income               135,18,62,329    28,98,08,519    1,76,45,097        10,48,86,564    176,42,02,509
Unallocable expenses                                                                                          24,23,67,547
                                                                                                            --------------
Operating income                                                                                             152,18,34,962
Other income (expense), net                                                                                   19,57,87,617
                                                                                                            --------------
Net profit before taxes                                                                                      171,76,22,579
Income taxes                                                                                                  17,75,00,000
--------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                       154,01,22,579
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Half-year ended September 30, 2001       North America          Europe          India   Rest of the World            Total
--------------------------------------------------------------------------------------------------------------------------
Revenues                                 904,59,83,708   244,28,48,554   28,07,62,898        85,69,19,224   1262,65,14,384
Identifiable operating expenses          303,13,15,245    89,13,98,046    9,76,98,196        29,78,32,728    431,82,44,215
Allocated expenses                       235,90,45,026    63,74,89,060    9,52,63,936        22,21,70,884    331,39,68,906
                                         ---------------------------------------------------------------------------------
Segmental operating income               365,56,23,437    91,39,61,448    8,78,00,766        33,69,15,612    499,43,01,263
Unallocable expenses                                                                                          74,49,41,417
                                                                                                            --------------
Operating income                                                                                             424,93,59,846
Other income (expense), net                                                                                   28,15,23,614
                                                                                                            --------------
Net profit before taxes                                                                                      453,08,83,460
Income taxes                                                                                                  61,50,00,000
--------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                       391,58,83,460
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Half-year ended September 30, 2000       North America          Europe          India   Rest of the World            Total
--------------------------------------------------------------------------------------------------------------------------
Revenues                                 599,19,15,286   141,93,90,169    9,30,93,590        51,18,58,881    801,62,57,926
Identifiable operating expenses          199,86,44,657    51,73,75,438    3,57,65,818        17,57,07,807    272,74,93,720
Allocated expenses                       160,77,70,398    38,13,87,489    2,42,28,217        13,47,92,659    214,81,78,763
                                         ---------------------------------------------------------------------------------
Segmental operating income               238,55,00,231    52,06,27,242    3,30,99,555        20,13,58,415    314,05,85,443
Unallocable expenses                                                                                          41,97,39,264
                                                                                                            --------------
Operating income                                                                                             272,08,46,179
Other income (expense), net                                                                                   34,68,95,149
                                                                                                            --------------
Net profit before taxes                                                                                      306,77,41,328
Income taxes                                                                                                  31,46,00,000
--------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                       275,31,41,328
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Year ended March 31, 2001                North America          Europe          India   Rest of the World            Total
--------------------------------------------------------------------------------------------------------------------------
Revenues                                1396,90,84,594   358,05,91,607   26,53,92,386       119,05,90,220   1900,56,58,807
Identifiable operating expenses          443,71,64,129   125,44,88,260    8,95,83,246        42,47,44,130    620,59,79,765
Allocated expenses                       377,03,71,740    96,78,27,796    8,59,85,652        32,70,72,668    515,12,57,856
                                         ---------------------------------------------------------------------------------
Segmental operating income               576,15,48,725   135,82,75,551    8,98,23,488        43,87,73,422    764,84,21,186
Unallocable expenses                                                                                         128,18,43,760
                                                                                                            --------------
Operating income                                                                                             636,65,77,426
Other income (expense), net                                                                                   59,37,14,915
                                                                                                            --------------
Net profit before taxes                                                                                      696,02,92,341
Income taxes                                                                                                  72,71,00,000
--------------------------------------------------------------------------------------------------------------------------
Net profit after taxes                                                                                       623,31,92,341
==========================================================================================================================

1.2.11 Related party transactions

The company entered into related party transactions during the half-year ended September 30, 2001 with Yantra Corporation, USA, the subsidiary of the company, and key management personnel.

The transactions with Yantra Corporation comprise sales of Rs. 2,95,94,714 during the half-year ended September 30, 2001 (the half-year ended September 30, 2000 - Rs. 10,37,00,336 and the year ended March 31, 2001 - Rs. 19,64,85,967).
The outstanding dues from the subsidiary as at September 30, 2001 are Rs. 51,93,704 (as at September 30, 2000 - Rs. 1,79,19,054 and as at March 31, 2001 -
Rs. 99,80,017).

Key management personnel are non-director officers of the company, who have the authority and responsibility for planning, directing and controlling the activities of the company. The loans and advances receivable from non-director officers as at September 30, 2001 are Rs. 2,26,54,403 (as at September 30, 2000
- Rs. 94,19,631 and as at March 31, 2001 - Rs. 1,05,74,738).


1.2.12 Reconciliation of basic and diluted shares used in computing earnings per share


-----------------------------------------------------------------------------------------------------------------
                                                Quarter ended                  Half-year ended         Year ended
                                                September 30,                   September 30,           March 31,
                                             2001            2000            2001            2000            2001
-----------------------------------------------------------------------------------------------------------------
Number of shares considered as
  basic weighted average
  shares outstanding                  6,61,60,717     6,61,51,036     6,61,59,892     6,61,51,205     6,61,52,131
Add: Effect of dilutive issues of
  shares/stock options                   1,73,889        8,32,224        1,52,840        7,88,929        2,06,180
-----------------------------------------------------------------------------------------------------------------
Number of shares considered as
  weighted average shares and
  potential shares outstanding        6,63,34,606     6,69,83,260     6,63,12,732     6,69,40,134     6,63,58,311
-----------------------------------------------------------------------------------------------------------------

Statement of cash flows

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            in Rs.
----------------------------------------------------------------------------------------------------------------------------------
                                                  Quarter ended                          Half-year ended                Year ended
                                                  September 30,                           September 30,                  March 31,
                                              2001                2000                2001                2000                2001
----------------------------------------------------------------------------------------------------------------------------------
Cashflows from operating
  activities
Profit before tax                    234,56,13,001       171,76,22,579       453,08,83,460       306,77,41,328       696,02,92,341
Adjustments to reconcile
  profit before tax to
  cash provided
By operating activities
  (Profit)/Loss on sale
    of fixed assets                         90,908               8,720            (202,762)             53,829           (9,17,890)
  Depreciation and
    amortization                      39,01,37,925        24,23,67,547        74,49,41,417        41,97,39,264       112,89,45,152
  Income from investments            (11,78,69,505)       (9,63,60,870)      (23,59,44,565)      (17,20,17,189)      (38,46,83,890)
  Effect of Deferred Taxes            (2,05,00,000)                 --        (3,11,00,000)                 --                  --
  Provisions on long-term
    investments                                 --                  --                  --                  --        15,28,98,608
  Income taxes paid during
    the period/year                  (40,95,08,021)      (23,58,99,316)      (78,84,04,779)      (32,25,31,791)      (85,18,05,440)
  Exchange differences on
    translation of foreign
    currency deposits                 (2,56,11,312)       (9,68,21,421)       (3,82,28,604)      (17,09,97,401)      (20,17,12,483)
Changes in current assets
  and liabilities
  Sundry debtors                     (34,47,58,003)      (14,65,76,914)      (41,22,62,788)     (106,87,87,493)     (166,19,21,164)
  Loans and advances                  (9,15,16,917)       (5,07,48,178)      (18,09,83,759)      (13,17,94,697)      (34,72,64,731)
  Current liabilities and
    provisions                        26,17,27,217        34,84,56,392        45,88,44,603        75,80,15,199        60,92,54,409
----------------------------------------------------------------------------------------------------------------------------------
Net cash generated by
  operating activities               198,78,05,293       168,20,48,539       404,75,42,223       237,94,21,049       540,30,84,912
----------------------------------------------------------------------------------------------------------------------------------
Cashflows from financing
  activities
Proceeds on exercise of
  stock options                                 --                  --           41,39,313           10,01,506         2,37,85,906
Dividends paid during the
  period/year, including
  Dividend Tax                                  --                  --       (54,67,96,837)      (22,02,44,213)      (42,20,05,883)
----------------------------------------------------------------------------------------------------------------------------------
Net cash used in financing
  activities                                    --                  --       (54,26,57,524)      (21,92,42,707)      (39,82,19,977)
----------------------------------------------------------------------------------------------------------------------------------
Cashflows from investing
  activities
Purchases of fixed assets
  and change in capital
  work-in-progress                  (129,76,83,717)     (114,01,44,667)     (231,50,57,718)     (199,85,14,640)     (463,35,45,172)
Proceeds on disposal of
  fixed assets                           96,89,153            1,87,023         1,03,23,427            2,37,761           22,73,671
Long-term investments in
  securities                                    --        (9,56,09,608)      (10,32,68,000)      (22,96,18,268)      (26,63,64,960)
Income from investments               11,78,69,505         9,63,60,870        23,59,44,565        17,20,17,189        38,46,83,890
----------------------------------------------------------------------------------------------------------------------------------
Net cash used in investing
  activities                        (117,01,25,059)     (113,92,06,382)     (217,20,57,726)     (205,58,77,958)     (451,29,52,571)
----------------------------------------------------------------------------------------------------------------------------------
Effect of exchange differences
  on translation of foreign
  currency deposits                    2,56,11,312         9,68,21,421         3,82,28,604        17,09,97,401        20,17,12,483
----------------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in
  cash and cash equivalents
  during the period/year              84,32,91,546        63,96,63,578       137,10,55,577        27,52,97,785        69,36,24,847
Cash and cash equivalents at
  the beginning of the
  period/year                        630,51,26,473       471,93,71,802       577,73,62,442       508,37,37,595       508,37,37,595
----------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at
  the end of the period/year         714,84,18,019       535,90,35,380       714,84,18,019       535,90,35,380       577,73,62,442
==================================================================================================================================

      AUDITORS' CERTIFICATE TO THE MEMBERS OF INFOSYS TECHNOLOGIES LIMITED

We have examined the cash flow statement of Infosys Technologies Limited (the company) for the quarter and half-year ended September 30, 2001. The statement has been prepared by the company in accordance with the requirements of Clause 32 of the listing agreements entered into with Indian Stock Exchanges.

                                                         for Bharat S Raut & Co.
                                                           Chartered Accountants

Bangalore                                                    S. Balasubrahmanyam
October 10, 2001                                                         Partner

Statement of cash flows

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           in Rs.
---------------------------------------------------------------------------------------------------------------------------------
                                                         Quarter ended                      Half-year ended            Year ended
                                                         September 30,                       September 30,              March 31,
                                                     2001              2000              2001              2000              2001
---------------------------------------------------------------------------------------------------------------------------------
Income taxes paid during the period/year
Charge as per the Profit and
  Loss Account                               33,00,00,000      17,75,00,000      61,50,00,000      31,46,00,000      72,71,00,000
Add:  Tax provided on Intellectual
      property rights transferred                      --                --                --       3,43,96,000       3,43,96,000
      Increase in advance income taxes       43,00,08,021      21,54,48,061      80,40,45,483      30,20,80,536      69,33,01,439
Less: Increase/(Decrease) in
      income tax provision                  (35,05,00,000)    (15,70,48,745)    (63,06,40,704)    (32,85,44,745)    (60,29,91,999)
---------------------------------------------------------------------------------------------------------------------------------
                                             40,95,08,021      23,58,99,316      78,84,04,779      32,25,31,791      85,18,05,440
=================================================================================================================================
Change in loans and advances during the period/year
As per the Balance Sheet                    623,26,38,007     288,54,93,594     623,26,38,007     288,54,93,594     430,27,93,623
Less: Deposits with financial
      institutions and body corporate,
      included in cash and cash
      equivalents                          (287,15,67,299)   (111,61,43,065)   (287,15,67,299)   (111,61,43,065)   (192,67,52,157)
Advance income taxes separately
  considered                               (204,14,43,275)    (84,61,76,889)   (204,14,43,275)    (84,61,76,889)   (123,73,97,792)
                                           ---------------------------------------------------------------------------------------
                                            131,96,27,433      92,31,73,640     131,96,27,433      92,31,73,640     113,86,43,674
Less: Opening balance considered           (122,81,10,516)    (87,24,25,462)   (113,86,43,674)    (79,13,78,943)    (79,13,78,943)
---------------------------------------------------------------------------------------------------------------------------------
                                              9,15,16,917       5,07,48,178      18,09,83,759      13,17,94,697      34,72,64,731
=================================================================================================================================
Change in current liabilities and provisions during the period/year
As per the Balance Sheet                    428,80,08,248     272,77,79,820     428,80,08,248     272,77,79,820     319,85,01,451
Less: Provisions separately considered
      in the cash flow statement
      Income taxes                         (185,96,52,445)    (95,45,64,487)   (185,96,52,445)    (95,45,64,487)   (122,90,11,741)
      Dividends                             (49,62,05,378)    (16,53,78,418)    (49,62,05,378)    (16,53,78,418)    (49,61,85,878)
      Dividend tax                           (5,06,12,949)     (3,63,83,252)     (5,06,12,949)     (3,63,83,252)     (5,06,10,959)
                                           ---------------------------------------------------------------------------------------
                                            188,15,37,476     157,14,53,663     188,15,37,476     157,14,53,663     142,26,92,873
Less: Opening balance considered           (161,98,10,259)   (122,29,97,271)   (142,26,92,873)    (81,34,38,464)    (81,34,38,464)
---------------------------------------------------------------------------------------------------------------------------------
                                             26,17,27,217      34,84,56,392      45,88,44,603      75,80,15,199      60,92,54,409
=================================================================================================================================
Purchases of fixed assets and change in capital work-in-progress
As per the Balance Sheet                     57,57,78,643      62,47,78,371     165,95,41,529     152,22,93,065     349,66,44,427
Less: Opening Capital work-in-progress     (164,01,15,365)    (53,04,58,784)   (170,65,04,250)    (56,96,03,505)    (56,96,03,505)
Add:  Closing Capital work-in-progress      236,20,20,439     104,58,25,080     236,20,20,439     104,58,25,080     170,65,04,250
---------------------------------------------------------------------------------------------------------------------------------
                                            129,76,83,717     114,01,44,667     231,50,57,718     199,85,14,640     463,35,45,172
=================================================================================================================================
Long-term investments in securities during the period/year
As per the Balance Sheet                     44,44,22,821      45,73,06,737      44,44,22,821      45,73,06,737      34,11,54,821
Add:  Provisions on investments                        --                --                --                --      15,28,98,608
Less: Non-cash investment
      (see note below)                                 --     (8,93,40,000)                --     (8,93,40,000)     (8,93,40,000)
                                           ---------------------------------------------------------------------------------------
                                             44,44,22,821      36,79,66,737      44,44,22,821      36,79,66,737      40,47,13,429
Less: Opening balance considered            (44,44,22,821)    (27,23,57,129)    (34,11,54,821)    (13,83,48,469)    (13,83,48,469)
---------------------------------------------------------------------------------------------------------------------------------
                                                       --       9,56,09,608      10,32,68,000      22,96,18,268      26,63,64,960
=================================================================================================================================
Cash and cash equivalents at the end of the period/year
As per the Balance Sheet                    427,68,50,720     424,28,92,315     427,68,50,720     424,28,92,315     385,06,10,285
Add:  Deposits with financial
      institutions and body corporate,
      included herein                       287,15,67,299     111,61,43,065     287,15,67,299     111,61,43,065     192,67,52,157
---------------------------------------------------------------------------------------------------------------------------------
                                            714,84,18,019     535,90,35,380     714,84,18,019     535,90,35,380     577,73,62,442
=================================================================================================================================


NOTES ON THE STATEMENT OF CASH FLOWS

Cash flows are reported using the indirect method, whereby profit before tax is adjusted for the effects of transactions of a non-cash nature and any deferrals or accruals of past or future cash receipts or payments. The cash flows from regular revenue generating, financing, and investing activities of the company are segregated. Cash flows in foreign currencies are accounted at average monthly exchange rates that approximate the actual rates of exchange prevailing at the dates of the transactions.

During the year ended March 31, 2001, the company transferred intellectual property rights in OnScan - a web-based wireless enabled notification product, to OnMobile Systems, Inc., USA (formerly OnScan, Inc.) - a company incubated by Infosys. The product was transferred for a gross consideration of Rs. 8,93,40,000 (approximately US$ 2,000,000) that was received, as equity preferred convertible voting and non-voting stock in OnMobile Systems, Inc. Accordingly the transaction is not considered in this statement of cash flows.

At a glance - US GAAP

----------------------------------------------------------------------------------------------
                                                  US $ in millions, except as otherwise stated
----------------------------------------------------------------------------------------------
                                      Three months ended        Half-year ended     Year ended
                                         September 30,           September 30,       March 31,
                                         2001     2000         2001         2000          2001
----------------------------------------------------------------------------------------------
For the period
Revenues                               137.26    97.94       267.79       178.20        413.85
Operating income                        45.16    32.20        87.60        58.60        137.51
Net income                              41.29    32.78        80.53        59.61        131.95
Operating income
  as a percentage of total revenues     32.90%   32.88%       32.71%       32.89%        33.23%
Net income
  as a percentage of total revenues     30.08%   33.48%       30.07%       33.46%        31.88%
Basic earnings per share ($)             0.63     0.50         1.23         0.90          2.01
Cash dividend per equity share ($)         NA       NA         0.16         0.05          0.14
Capital investments                     24.82    22.99        45.38        41.14         96.78
At the end of the period
Total assets                                                 413.40       279.89        342.35
Property, plant and equipment - net                          149.14        79.37        119.77
Cash and cash equivalents                                    149.39       116.48        124.08
Working capital                                              201.41       146.05        176.18
Total debt                                                       --           --            --
Stockholders' equity                                         374.07       243.37        311.79
Common stock                                                   8.59         8.59          8.59
Market capitalization                                      3,288.47    10,583.72      5,783.15
----------------------------------------------------------------------------------------------

Note:
Market capitalization is calculated by considering the Indian market price for the shares outstanding at the period / year end.



                                    Revenues
                               (US $ in millions)

                                   [BAR CHART]

               Year ended March 31, 2001               413.85
               Half-year ended September 30, 2000      178.20
               Half-year ended September 30, 2001      267.79


                                Operating income
                               (US $ in millions)

                                   [BAR CHART]

               Year ended March 31, 2001               137.51
               Half-year ended September 30, 2000       58.60
               Half-year ended September 30, 2001       87.60

                                   Net income
                               (US $ in millions)

                                   [BAR CHART]

               Year ended March 31, 2001               131.95
               Half-year ended September 30, 2000       59.61
               Half-year ended September 30, 2001       80.53

                                    FORM 6K

                             (From Page no. 19-49)

SHAREHOLDER INFORMATION

1.    Listing on stock exchanges             Bangalore Stock Exchange Ltd. (BgSE)
                                             The Stock Exchange, Mumbai (BSE)
                                             National Stock Exchange of India Ltd. (NSE)
                                             NASDAQ National Market

2.    Registered office                      Electronics City, Hosur Road,
                                             Bangalore - 561 229, India.
                                             Tel.: +91-80-852 0261, Fax: +91-80-852 0362
                                             Homepage: www.infy.com

3.    Stock market data relating to shares listed in India

         a. The company's market capitalization is included in the computation of the BSE-30 Sensitive Index (Sensex), the BSE Dollex and S&P CNX NIFTY Index.

         b. Monthly high and low quotations as well as the volume of shares traded at Mumbai, National and Bangalore Stock Exchanges for the quarter ended September 30, 2001 are:

                               BSE                                       NSE                                      BgSE
                  ----------------------------------        ----------------------------------        --------------------------
                  High         Low            Volume        High         Low            Volume        High         Low    Volume
                   Rs.         Rs.              Nos.         Rs.         Rs.              Nos.         Rs.         Rs.      Nos.
                   ---         ---              ----         ---         ---              ----         ---         ---      ----
July, 2001       4,028       3,169         84,20,064       3,989       3,200       1,36,16,371       3,600       3,300       610
August           4,000       3,525         48,93,983       3,954       3,523         85,95,527
September        3,575       2,210         97,14,399       3,572       2,115       1,51,39,714
                 -----       -----         ---------       -----       -----       -----------       -----       -----       ---
Total                                    2,30,28,446                               3,73,51,612                               610

% of volume
traded to
average
shares
outstanding                                    35.94%*                                   58.29%*                          0.0009%*
                                           ---------                               -----------                            ------

----------
* The number of shares outstanding is 6,40,70,000. The equity shares underlying the American Depositary Shares (ADSs) have been excluded for the purpose of this calculation.

4.    Par value of equity shares             Rs. 5 each fully paid-up

5.    Share transfers in physical form       Karvy Consultants Limited
      and other communication regarding      Registrars and Share Transfer Agents
      share certificates, dividends,         T.K.N. Complex, No. 51/2, Vanivilas Road,
      change of address etc., in India       Opp. National College, Basavanagudi,
      may be addressed to                    Bangalore - 560 004, India.
                                             Tel.: +91-80-662 1184/92/93, Fax: +91-80-662 1169
                                             E-mail:kumars@karvy.com

6.    Share transfer system

      Shares sent for physical transfer are generally registered and returned within a period of 10 days from the date of receipt, if the documents are clear in all respects. The share transfer committee of the company meets as often as required.

      The total number of shares transferred in physical form during the three-month period ended September 30, 2001 was 9,000 (quarter ended September 30, 2000 - 2,620). 100.00% of transfers (quarter ended September 30, 2000 - 100.00%) were completed within 10 days.

7.    Investors' services - complaints received during

                                                                                   Quarter ended September 30,
                                                                                   ---------------------------
Nature of complaints                                                      2001                                   2000
--------------------                                                      ----                                   ----
                                                               Received          Attended to          Received          Attended to
                                                               --------          -----------          --------          -----------
1.           Non-receipt of share certificates                        1                    1                 -                    -

2.           Non-receipt of bonus shares / split shares               _                    _                 2                    2

3.           Letters from Stock Exchanges, SEBI, etc.                 _                    _                 -                    -

4.           Non-receipt of dividend                                 52                   52                22                   22
                                                               --------------------------------------------------------------------
                                                                     53                   53                24                   24
                                                               --------------------------------------------------------------------

      The company has attended to most of the investors' grievances /correspondence within a period of 10 days from the date of receipt of the same, during the quarter ended September 30, 2001 except in cases that are constrained by disputes or legal impediments.

8.    Legal proceedings

      There are some pending cases relating to disputes over title to shares, in which the company is made a party. However, these cases are not material in nature.

9.    Categories of shareholders as on September 30,

                                                      2001                                                2000
                               -----------------------------------------------     ------------------------------------------------
Category                             No. of          Voting      No. of shares           No. of          Voting       No. of shares
                               shareholders    strength (%)               held     shareholders    strength (%)                held
                               ------------    ------------               ----     ------------    ------------                ----
Individuals                          89,117           20.25        1,33,95,950           61,940           24.40         1,61,44,158
Companies                             3,431            1.09           7,18,433            2,679            2.30           15,18,671
FIIs                                    361           34.61        2,28,97,389              346           25.27         1,67,16,870
OCBs and NRIs                           742            0.67           4,45,388              499            0.75            4,93,441
Founders and their families              23           28.92        1,91,33,460               23           29.24         1,93,45,960
Mutual Funds, Banks, FIs                187           10.11          66,85,980              196           12.76           84,43,277
ITL Employee Welfare Trust**              3            1.20            793,400                3            1.15            7,58,000
Shares in transit in NSDL                --              --                 --                _            0.98            6,48,423
Equity shares underlying                  1            3.16          20,90,717                1            3.15           20,82,567
American Depositary Shares*
                                     ------          ------        -----------           ------          ------         -----------
Total                                93,865          100.00        6,61,60,717           65,687          100.00         6,61,51,367
                                     ------          ------        -----------           ------          ------         -----------

----------
*     Held by beneficial owners outside India.

** "ITL Employee Welfare Trust" was included in "Individuals" category in the report for the quarter ended September 30, 2000.

10.   Financial calendar (tentative and subject to change)
      Record date for interim dividend payment                                  November 2, 2001
      Financial reporting for the third quarter ending December 31, 2001        January 10, 2002
      Financial results for the year ending March 31, 2002                      April 10, 2002
      Annual General Meeting for the year ending March 31, 2002                 June 2002

11.

       Investors' correspondence in India                  Any queries relating to the financial statements
       may be addressed to:                                of the company may be addressed to:
       The Company Secretary,                              Mr. T. V. Mohandas Pai,
       Investors' Service Cell,                            Director (F&A) and CFO,
       Infosys Technologies Ltd., Electronics City,        Infosys Technologies Ltd., Electronics City,
       Hosur Road, Bangalore - 561 229, India.             Hosur Road, Bangalore - 561 229, India.
       Tel.: +91-80-852 0440, Fax: +91-80-852 0362         Tel.: +91-80-852 0396, Fax: +91-80-852 0362
       (E-mail: balakv@infy.com)                           (E-mail: mdpai@infy.com)

12. Reuters code

      - INFY.BO (BSE)      Bridge code - IN;INF (BSE)       Bloomberg code  - INFO IN (BSE)
      - INFY.NS (NSE)                  - IN;INFN (NSE)                      - NINFO IN (NSE)
      - INFY.O (NASDAQ)                - US;INFY (NASDAQ)

13.  Stock market data relating to American Depositary Shares (ADSs)

     a. ADS listed at                         NASDAQ National Market in the United States

     b. Ratio of ADS to equity shares         2 ADS for one equity share

     c. ADS symbol                            INFY

     d. The American Depositary Shares issued under the ADS program of the company were listed on the NASDAQ National Market in the United States on March 11, 1999. The monthly high and low quotations as well as the volume of ADSs traded at the NASDAQ National Market for the quarter ended September 30, 2001 are:

                                      High                       Low              Volume
                                ------------------        ------------------      ------
                                  $            Rs.           $          Rs.        Nos.
                                  -            ---           -          ---        ----
           July, 2001           68.00        3,205        54.51        2,569    16,94,200
           August               69.90        3,293        52.50        2,473    20,87,800
           September            52.44        2,509        30.60        1,464    24,41,800
                                -----        -----        -----        -----    ---------
           Total                                                                62,23,800
                                -----        -----        -----        -----    ---------

           % of volume traded to total float                                       148.84%*

----------
* 2 ADS = 1 equity share

$ have been converted into Indian rupees at the monthly closing rates

     e. Investor correspondence in         P. R. Ganapathy
        the US may be addressed to         Investor Relations Officer
                                           Infosys Technologies Limited
                                           34760, Campus Drive,
                                           Fremont CA 94555, USA.
                                           Tel.: +1-510-742-3030, Mobile: +1-510-872-4412,
                                           Fax: +1-510-742-2930, E-mail: guns@infy.com

Ratio analysis as per Indian GAAP

                                                                          Quarter ended            Half-year ended       Year ended
                                                                           September 30,             September 30,        March 31,
                                                                         2001         2000         2001         2000         2001
RATIOS - FINANCIAL PERFORMANCE
Export revenue / total revenue (%)                                      98.18        98.92        97.78        98.84        98.60
Domestic revenue / total revenue (%)                                     1.82         1.08         2.22         1.16         1.40
Software development expenses / total revenue (%)                       47.21        45.86        46.93        46.83        45.82
Gross profit / total revenue (%)                                        52.79        54.14        53.07        53.17        54.18
Selling and marketing expenses / total revenue (%)                       5.15         5.05         4.84         5.06         4.84
General and Administration expenses / total revenue (%)                  7.81         9.54         8.68         8.93         9.09
Selling, General & Administration expenses / total revenue (%)          12.96        14.59        13.52        13.99        13.93
Employee costs / total revenue (%)                                      42.76        37.57        42.62        38.70        37.77
Operating profit / total revenue (%)                                    39.83        39.55        39.55        39.18        40.24
Operating profit after depreciation & interest / total revenue (%)      33.82        34.11        33.65        33.94        34.30
Depreciation / total revenue (%)                                         6.00         5.43         5.90         5.24         5.94
Other income / total revenue (%)                                         2.25         4.39         2.23         4.33         3.12
Profit before tax / Total revenue (%)                                   36.08        38.50        35.88        38.27        36.62
Tax / total revenue (%)                                                  5.08         3.98         4.87         3.92         3.83
Tax / PBT (%)                                                           14.07        10.33        13.57        10.26        10.45
PAT from ordinary activities / total revenue (%)                        31.00        34.52        31.01        34.34        32.80
PAT from ordinary activities / average net worth (%) (LTM)              52.15        48.82        52.15        48.82        56.08
ROCE (PBIT/average capital employed) (%) (LTM)                          59.39        54.85        59.39        54.85        62.62
Return on invested capital (%) (LTM)                                    89.64       104.97        89.64       104.97       105.67
Capital output ratio (LTM)                                               1.67         1.47         1.67         1.47         1.71
Invested capital output ratio (LTM)                                      2.98         3.30         2.98         3.30         3.34
RATIOS - BALANCE SHEET
Debt-equity ratio                                                          --           --           --           --           --
Debtors turnover (Days)*                                                   50           55           50           55           58
Current ratio                                                            3.25         3.50         3.25         3.50         3.49
Cash and equivalents / total assets (%)                                 41.02        48.98        41.02        48.98        41.57
Cash and equivalents / total revenue (%) (LTM)                          30.27        41.05        30.27        41.05        30.40
Depreciation/ average gross block (%) (LTM)                             23.76        23.60        23.76        23.60        24.67
Technology investment / total revenue (%) (LTM)                          6.51         6.41         6.51         6.41         7.67
RATIOS - YEAR ON YEAR GROWTH
Export revenue (%)                                                         45          115           56          112          115
Total revenue (%)                                                          46          114           58          112          115
Operating profit (%)                                                       47          131           59          124          125
Net profit (from ordinary activities) (%)                                  31          134           42          118          118
EPS (from ordinary activities) growth (%)                                  31          134           42          118          118
PER - SHARE DATA (PERIOD END)
Basic earnings per share from ordinary activities (Rs.)                 30.47        23.28        59.19        41.62        94.23
Basic earnings per share (including extraordinary items) (Rs.)          30.47        23.28        59.19        42.45        95.06
Cash earnings per share from ordinary activities (Rs.)                  36.36        26.95        70.45        47.96       111.29
Cash earnings per share (including extraordinary items) (Rs.)           36.36        26.95        70.45        48.79       112.12
Book value (Rs.)                                                       263.37       165.38       263.37       165.38       210.05
Price / earning (LTM)                                                   21.47       111.96        21.47       111.96        43.19
Price / cash earnings (LTM)                                             17.94        95.46        17.94        95.46        36.57
Price / book value                                                       9.11        44.51         9.11        44.51        19.38
PE / EPS growth                                                          0.70         0.83         0.51         0.95         0.37
Dividend per share (Rs.)                                                   NA           NA         7.50         2.50        10.00

----------
* Annualized.

LTM- Last twelve months

Infosys Technologies Limited

United States            UK                         Japan                      Bhubaneswar                 Mumbai
Addison                  11th Floor, Emerald House  Kearny Place Akasaka, 2F   Plot No. N-1/70, Nayapalli  No. 85, Mittal Towers `C'
15305 Dallas Parkway,    15 Lansdowne Road          2-21-25, Akasaka,          Adjoining Planetarium on    8th Floor, Nariman Point
Suite 210,               Croydon, CR0 2BX, Surrey   Minato-Ku,                 NH5, Post RRL               Mumbai-400 021
Addison, TX 75001        Tel: 44 20 8774 3300       Tokyo 107-0052             Bhubaneswar-751 013         Tel: (022) 2882911/ 14
Tel: (972) 770 0450      Fax: 44 20 8686 6631       Tel: 81 3 5545 3251        Tel: (0674) 584068-71       Fax: (022) 2846489
Fax: (972) 770 0490                                 Fax: 81 3 5545 3252        Fax: (0674) 583991
                         Argentina                                                                         Mysore
Bellevue                 Avda. Alicia Moreau        Scandinavia                Konark                      SJCE-STEP
10900 NE 4th Street,     de Justo                   Stureplan 4C, 4tr          Plot No. E/4                Sree Jayachamarajendra
#2300,                   1848 - Piso 1 Of. 36       114 35, Stockholm, Sweden  Infocity, Chandaka          College of Engineering,
Bellevue, WA 98004       C1107AFN - Puerto Madero   Tel: 46 8 463 1112         Bhubaneswar-751 024         Science and Technology
Tel: (425) 990 1028      Capital Federal,           Fax: 46 8 463 1114         Tel: (0674) 320001          Entrepreneurs Park
Fax: (425) 990 1029      Buenos Aires                                          Fax: (0674) 320100          Mysore-570 006
                         Mobile:54 11 4412 8010     Singapore                                              Tel: (0821) 500001/06/08
Fremont                                             30, Raffles Place          Chennai                     Fax: (0821) 511614
34760 Campus Drive       Australia                  #23-00 Caltex House        No. 138,
Fremont, CA 94555        Level 7, 505 St.           Singapore 048622           Old Mahabalipuram Road      New Delhi
Tel: (510) 742 3000      Kilda Road                 Tel: 65 233 6820           Sholinganallur              K30, Green Park Main
Fax: (510) 742 3090      Melbourne, Victoria 3004   Fax: 65 233 6905           Chennai-600 119             Behind Green Park Market
                         Tel: 61 3 9868 1607                                   Tel: (044) 4500345          New Delhi-110 066
Marietta                 Fax: 61 3 9868 1652        Switzerland                                            Tel: (011) 6514829-30
1950 Spectrum Circle,                               Dreikonigstrasse 31A       Hyderabad                   Fax: (011) 6853366
#400                     Level 4, 90 Mount Street   8002 Zurich                Survey No 210,
Marietta, GA 30067       North Sydney NSW 2060      Tel: 41 1 208 3905         Manikonda Village,          Pune
Tel: (770) 857 4428      Tel: 61 2 9954 0036        Fax: 41 1 208 3500         Rajendranagar Mandal,       Plot No. 1
Fax: (770) 857 2258      Fax: 61 2 8904 1344                                   Lingampally,                Infotech Park MIDC
                                                    United Arab Emirates       Rangareddy(Dist)            Hinjewadi, Taluka Mulshi
Lake Forest              Belgium                    Y-45, P.O. Box 8230        Hyderabad - 500019          Pune-411027
25341 Commercentre       Dreve Richelle 161,        Sharjah Airport            Tel:  040-3005222           Tel: (020) 2932800-803
Drive, Suite 150,        Building N 1410 Waterloo,  International              Fax:  040-3005223           Fax: (020) 2932832
Lake Forest, CA 92630    Brussels                   Free Zone (Saif Zone),
Tel: (949) 455 9161      Tel: 322 352 8743          Sharjah                    Kolkata
Fax: (949) 609 0694      Fax: 322 352 8844          Tel: 971 6 5571 068        C/61, Bapuji Nagar
                                                    Fax: 971 6 5571 056        Regent Estate P.O.
Quincy                   Canada                                                Kolkata-92
Two Adams Place,         5140 Yonge Street          India                      Pager No.9628-304450
Quincy, MA 02169         Suite 1400                 Bangalore
Tel: (781) 356 3100      Toronto, Ontario M2N 6L7   Electronics City           Mangalore
Fax: (781) 356 3150      Tel: 416 224 7420          Hosur Road                 Kottara Cross
                         Fax: 416 224 7474          Bangalore-561 229          Kuloor Ferry Road
Troy                                                Tel: (080) 8520261         Mangalore-575 006
100 Liberty Center,      France                     Fax: (080) 8520362         Tel: (0824) 451485-88
#200, West Big           12 Avenue de l'Arche                                  Fax: (0824) 451504
Beaver, Troy, MI 48084   Faubourg de l'Arche        Reddy Building
Tel: (248) 524 0320      92419 Courbevoie Cedex,    K-310, 1st Main            Mohali (Chandigarh)
Fax: (248) 524 0321      Paris                      5th Block, Koramangala     B 100,  Phase VIII
                         Tel: 331 4691 8454         Bangalore-560 095          Industrial Area, SAS Nagar
Phoenix                  Fax: 331 4691 8800         Tel: (080) 5530392         Mohali-160 059
10851 N Black Canyon                                Fax: (080) 5530391         Tel: (0172) 254191/ 92/ 94
Fwy, # 830,              Germany                                               Fax:(0172) 254193
Phoenix, AZ 85029        TOPAS 2,                   Pavithra Complex
Tel: (602) 944 4855      Mergenthalerallee,         #1, 27th Main,  2nd Cross
Fax: (602) 944 4879      79-81, 65760 Eschborn      1st Stage, BTM Layout
                         Frankfurt                  Bangalore-560 068
Lisle                    Tel: 49 6196 920 2115      Tel: (080) 6681755
2300 Cabot Drive,        Fax: 49 6196 920 2320      Fax: (080) 6680181
Ste 250,
Lisle, IL 60532          Hong Kong                  Infosys Towers
Tel: (630) 482 5000      16F Cheung Kong Centre     No. 27, Bannerghatta Road
Fax: (630) 505 9144      2 Queen's Road Central     3rd Phase, J. P. Nagar
                         Central, Hong Kong         Bangalore-560 076
Berkeley Heights         Tel: 852 2297 2231         Tel: (080) 6588668
Two Connell Drive,       Fax: 852 2297 0066         Fax: (080) 6588676
Suite 4100,
Berkeley Heights,
NJ 07922
Tel: (908) 286 3100
Fax: (908) 286 3125

Bankers                                 Visit Infosys at www.infy.com
ICICI Bank Ltd.
Bank of America                         Send e-mail to infosys@infy.com

Company Secretary                       Call us at
V. Balakrishnan
                                        within U.S. 1-800-ITL INFO
Auditors
Bharat S Raut and Co.                   outside the U.S. 91-80-8520261
 Chartered Accountants

Independent auditors
(US GAAP)
KPMG

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